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Exhibit 23.2

Consent of Independent Public Accountants

We hereby consent to the reference to our firm in the Prospectus of this Pre-effective Amendment No. 2 to the Registration Statement on Form SB-2/A being filed by MDU Communications International, Inc.

JH Cohn LLP
Roseland, New Jersey
June 25, 2002

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Exhibit 23.2
Consent of Independent Public Accountants